UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 14, 2015 (Date of earliest event reported)
GSI Technology, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-33387 (Commission File Number)	77-0398779 (IRS Employer Identification Number)

1213 Elko Drive, Sunnyvale, California (Address of principal executive offices)		94089 (Zip Code)
(408) 331-8800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 14, 2015, GSI Technology, Inc. (the "Company") issued a press release updating its outlook regarding revenues for the third quarter of fiscal 2015. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. Furthermore, the information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of GSI Technology, Inc. dated January 14, 2015

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2015	GSI TECHNOLOGY, INC. By: /s/ Douglas M. Schirle Douglas M. Schirle Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of GSI Technology, Inc. dated January 14, 2015